Exhibit 99.2
North Haven Private Income Fund Investor Update May 28, 2024 NOT FOR REPRODUCTION OR REDISTRIBUTION

2 Important Disclosures The information outlined in this presentation (the “Presentation”) is presented for discussion purposes only and may not be relied on in any manner as, legal, tax, investment, accounting or other advice or as an offer to sell or a solicitation of an offer to buy an interest in North Haven Private Income Fund LLC (“PIF”, the “Fund” or the “Company”) or any investment fund sponsored by Morgan Stanley. By accepting this Presentation, the recipient agrees that it will, and will cause its representatives and advisors to, use the information contained herein only to evaluate its potential interest in the Company and its Class S Common Units of the Company (“Class S Units”) and for no other purpose and agrees to return this Presentation upon request. The information contained in this Presentation and the Memorandum (as defined below) must be kept strictly confidential and may not be reproduced (in whole or in part), disclosed or redistributed in any format without the express written approval of MS Capital Partners Adviser, Inc. (the “Adviser” and together with its affiliates “Morgan Stanley” or the “Firm”). All information in this Presentation is as of March 31, 2024 unless stated otherwise, is subject to change, and will not be updated or otherwise revised to reflect information that subsequently becomes available or circumstances existing or changes occurring after the date hereof. This Presentation does not constitute an offer to sell or a solicitation of an offer to buy Class S Units. An offer may be made only through a confidential private placement memorandum of the Company (as supplemented and including any documents incorporated by reference therein, the “Memorandum”) and the Company’s constituent documents (together with the Memorandum, the “Offering Materials”). An investment in the Company involves significant risks and potential conflicts of interests. The information is qualified in its entirety by reference to the Offering Materials which contain information about the investment objectives, terms and conditions of an investment in the Company and also contain certain tax information, conflicts of interest and risk disclosures that are important to any investment decision regarding the Company. No person has been authorized to make any statement concerning the Company other than as set forth in the Offering Materials and any statements made that are not contained therein may not be relied upon. This Presentation is only being provided to prospective investors and “accredited investors” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended). The distribution of the Offering Materials in certain jurisdictions may be restricted by law. This Presentation is not a recommendation or commitment on the part of Morgan Stanley. The information in this Presentation is qualified in its entirety by all of the information set forth in the Memorandum, including without limitation, all of the cautionary statements set forth in the Memorandum and in the "risk factors" and “potential conflicts of interest” disclosed in the Memorandum and the documents incorporated by reference therein. Any securities, if offered, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any non-U.S. securities law, and will be offered and sold for investment only to qualified recipients of the Memorandum (i) in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made and (ii) outside of the United States in accordance with Regulation S of the Securities Act. Any such securities may not be transferred or resold except as permitted under the Securities Act and applicable state or non-U.S. securities laws, pursuant to registration or exemption therefrom. Accordingly, investors should be aware that they will be required to bear the financial risks of an investment in any securities, if offered, for an indefinite period of time. This Presentation may include hypothetical performance Such performance information is hypothetical and inherently uncertain in nature and does not reflect the actual experience of any particular investor Hypothetical performance is calculated based on a variety of assumptions, any or all of which may not materialize, and should be reviewed in conjunction with actual performance information presented herein In general, recipients should not place undue reliance on such performance figures given the hypothetical nature of such information There are risks and limitations associated with using such hypothetical performance in making investment decisions The Adviser can promptly provide recipients, upon request, with certain additional information regarding such risks and limitations. There are significant risk factors associated with an investment the Company. An investment in the Company will involve a high degree of risk due to, among other things, the nature of the Company's investments and actual and potential conflicts of interest. There can be no assurance that the Company will realize its rate of return objectives or return any investor capital. Investors should have the financial ability and willingness to accept the risks (including, among other things, the risk of loss of investment and the lack of liquidity) characteristic of investments in entities such as the Company. Certain significant risks associated with investing in the Company are described in “Certain Risk Factors and Potential Conflicts of Interest” later in this Presentation. Prior to making any investment decision with respect to the Company, prospective investors should read the Memorandum, including the documents incorporated by reference therein, and pay particular attention to the description of certain risk factors and potential conflicts of interest that are contained, or incorporated by reference, therein. Historical information is not indicative of future results, and the historical information in this Presentation should not be viewed as an indicator of any future performance that may be achieved as a result of implementing an investment strategy substantially identical or similar to that described in this Presentation. Statements are by their nature uncertain and such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. Unless specified, any views reflected herein contained in this Presentation (including those relating to current and future market conditions and trends in respect thereof) that are not historical facts are based on current expectations, estimates, projections, opinions and/or beliefs, of the Company and/or Morgan Stanley. Forward-looking e subject to change at any time without notice. None of the Company or Morgan Stanley is under any obligation to update or keep current any of the information contained herein. Past investment environments may not be repeated, and the investment environment in which the Company operates may be different. Certain information contained in this Presentation constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “anticipates”, “believes”, “expects”, “intends”, “may,” “will,” “should,” “may,” “plan,” “continue,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects” and or “believes,” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Due to various risks and uncertainties, including those set forth in Section XI – “Risk Factors” of the Memorandum and in the Company’s filings with the Securities and Exchange Commission, actual events or results or the actual performance may differ materially from those reflected or contemplated in such forward-looking statements, including, without limitation, due to unexpected market movements, possible disruptions in the Company’s operations or the economy generally, including disruptions from changes in interest rates, legislative or regulatory developments, acts of God and other developments. For the avoidance of doubt, the Company is not a subsidiary of, or consolidated with, Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us beyond the aggregate capital commitment to purchase our units pursuant to a subscription agreement entered into by MS Credit Partners Holdings, Inc. Morgan Stanley has no history of financially supporting any of the other business development companies managed by our Adviser, even during periods of financial distress. Past performance is not indicative of future results. Trends and historical events do not imply, forecast or predict future trends or events.

3 Certain factors could cause actual results and conditions to differ materially from those contained in any forward-looking statements, including, among other things, risks and uncertainties associated with (i) the timing or likelihood of the transaction described herein (the “Transaction”) closing; (ii) the ability to realize the anticipated benefits of the Transaction; (iv) the percentage of SL Investment Corp. (“SLIC”) stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense and liability; (ix) general economic, political and industry trends and other external factors, including uncertainty surrounding the financial and political stability of the United States and other countries; (x) the impact on PIF’s and SLIC’s business of U.S. and international financial reform legislation, rules and regulations; (xi) the risk associated with possible disruptions in the operations of PIF and SLIC or the economy generally, including disruptions from the impact of global health events; (xii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of PIF’s or SLIC’s assets; (xiii) the effect of an inflationary economic environment, and its impact on PIF and SLIC, on their respective portfolio companies, financial condition and results of operations; (xiv) the impact of interruptions in the supply chain on PIF’s and SLIC’s portfolio companies; (xv) PIF’s plans, expectations, objectives and intentions, as a result of the Transaction; (xvi) the future operating results and net investment income projections of PIF or SLIC; (xvii) the ability of the Adviser to locate suitable investments for PIF and to monitor and administer its investments; (xviii) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xix) PIF’s and SLIC’s ability to maintain their respective qualification as a BDC and as a regulated investment company under the Internal Revenue Code of 1986, as amended; (xx) the business prospects of PIF or SLIC and the prospects of their respective portfolio companies; (xxi) the impact of the investments that PIF or SLIC expect to make; (xxii) the expected financings and investments and additional leverage that PIF or SLIC may seek to incur in the future; and (xxiii) other considerations that may be disclosed from time to time in PIF’s and SLIC’s publicly disseminated documents and filings. Although neither PIF nor SLIC undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they it make directly to you or through reports that PIF or SLIC in the future may file with the SEC, including, among other things, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. As a general matter, the performance of any other investment funds or accounts advised by the Adviser and Morgan Stanley is not necessarily indicative of the Company’s future performance. In addition, access to certain parts of Morgan Stanley may be limited in certain instances by a number of factors, including third party confidentiality obligations and information barriers established by Morgan Stanley in order to manage compliance with applicable law and potential conflicts of interest and regulatory restrictions including, without limitation joint transaction restrictions pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and policies & procedures. Such investment sources are not necessarily indicative of all sources that the Company may utilize in sourcing investments. There can be no assurance that the Company will be able to source investments from any one or more parts of the Morgan Stanley network, implement its strategy, achieve its investment objectives, find investments that fit its investment criteria or avoid substantial losses. The Company is required to file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission (the “SEC”). The information presented herein should be read in conjunction with the Company’s most recent Current Report on Form 8-K, Quarterly Report on Form 10-Q, and Annual Report on Form 10-K. The Company’s filings with the SEC are available to the public through the SEC’s website (http://www.sec.gov). Please be advised that the selected examples, investment themes and case studies presented in this Presentation are provided for illustrative purposes only to demonstrate the differentiated deal flow available to the Company, the Adviser’s views and the type of analysis used in implementing investment strategies. These are select transactions shown for illustrative purposes only. The terms of these transactions are not indicative of every transaction that the Adviser has sourced. The Company’s portfolio investments may differ materially from those discussed here. No assurances can be given as to the manner of performance of such investments. There can be no assurance that projections and other forward-looking information will not change based on subsequent developments and without further notice, and no assurance can be given as to the outcome of such projections or forward-looking information. The statements contained herein reflect the views and opinions of the Adviser’s investment team as of the date hereof and not as of any future date and will not be updated or supplemented. There can be no assurance that the Company will (i) achieve terms for investments that are similar to the terms described in the Presentation, (ii) meet its targeted returns or diversification objectives, (iii) be able to implement its investment strategy or achieve its investment objectives or (iv) participate in investments similar to the ones described in the transactions presented herein. Any financial information presented with respect to any of the transactions presented herein, including any information relating to replacement costs or expected investment amounts, is based on the Adviser’s estimates. Certain information contained herein may have been obtained from published and non-published sources prepared by other parties, which in certain cases has not been updated through the date hereof. While such information is believed to be reliable for the purpose used herein, none of the Company, the Adviser, Morgan Stanley, any of their respective affiliates or any of their respective directors, officers, employees, advisors, partners or equity holders assume any responsibility for the accuracy or completeness of such information and such information has not been independently verified by Morgan Stanley or its affiliates. None of the information contained herein has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has passed on the merits of the offering of interests in the Company or the adequacy of the information contained herein. Any representation to the contrary is unlawful. You are advised to consult any additional disclosures that we may make directly to you or through filings we have made or in the future may make with the SEC. Important Disclosures (Cont’d)

4 Strategic Rationale for North Haven Private Income Fund (“PIF”) Acquisition (the “Transaction”) of SL Investment Corp (“SLIC”) Improved Leverage & Funding Profile 2 3 Return Accretion • Transaction would increase PIF’s portfolio, on a pro forma basis at fair value, by $1.1Bn, or 29% • Significant portfolio overlap between the two entities • PIF’s portfolio improves in terms of single name and industry diversification We believe that the combination of PIF and SLIC will create value through increased scale and diversification, an improved leverage profile and return enhancement • PIF’s net investment income returns could improve meaningfully: ~150bps estimated increase based on pro forma 1Q2024 results • PIF’s leverage ratio to increase meaningfully, from 0.41x to 0.84x, on a pro forma basis • Transaction is expected to result in a more efficient use of leverage and reduce its cost of debt • PIF is expected to maintain significant liquidity, with $1.4Bn of borrowing capacity, after accounting for the Transaction As of March 31, 2024. Increased Scale & Portfolio Diversification 1

5 Transaction Summary • On May 28, 2024, each Board of Directors of PIF and SLIC approved a merger plan, whereby PIF would acquire 100% of SLIC common stock with cash, to be purchased at net asset value (“NAV”) to be determined shortly before closing • Transaction will result in PIF owning 100% of all investments, assets and liabilities of SLIC • Anticipated to close during the third quarter of 2024, subject to the approval of SLIC shareholders and other closing conditions PIF SLIC Investment Objective Achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in senior secured term loans issued by U.S. middle market companies (companies that generate $15 million to $200 million of EBITDA) backed by financial sponsors Investment Advisor MS Capital Partners Adviser, Inc. Structure Perpetual, continuously offered BDC Finite life BDC, closed for capital subscriptions First Close Date February 2022 October 2020 Investment Period Ongoing Ends in October 2024

Morgan Stanley | INVESTMENT MANAGEMENT

1 Increased Scale & Diversification

- **Transaction would increase PIF's portfolio, on a pro forma basis at fair value, by $1.1Bn, or 29%**
- **Significant portfolio overlap between the two entities**
- **PIF's portfolio improves in terms of single name and industry diversification**

	PIF	SLIC	Combined[1]
Total Commitments at Par Value ($MM)	$4,760	$1,261	**$6,021** ↑
Investments at Fair Value ($MM)	$3,828	$1,128	**$4,956** ↑
Portfolio Overlap (%)[2]	90.3%	71.0%	-
Top 10 Investments (%)	20.1%	21.7%	**17.8%** ↓
Portfolio Companies (#)	237	152	**269** ↑
Non-Accruals at Cost (%)[3]	0.6%	0.0%	**0.5%** ↓
First Lien at Fair Value (%)	98.7%	98.4%	**98.6%** ↔
Wtd. Average Asset Yield at Fair Value (%)	11.7%	11.7%	**11.7%** ↔
Middle Market Loans (%)[4]	87.8%	100.0%	**90.6%** ↑

Industry Diversification[5]

- Software
- Insurance Services
- Health Care Providers & Services
- Diversified Consumer Services
- Commercial Services & Supplies
- Other


43
Industries
20.8%
14.1%
7.9%
7.0%
5.5%
44.7%


30
Industries
12.2%
12.7%
4.8%
3.4%
13.9%
53.0%


44
Industries
18.9%
13.8%
7.2%
6.2%
7.4%
46.5%

As of March 31, 2024.
1. Arrow markers indicate the directional change in po forma figures of PIF post-Transaction, as compared to PIF pre-Transaction.
2. Represents percentage of middle market investments also in the portfolio of the other entity (by fair value); excludes broadly syndicated loan portfolio for PIF overlap statistic.
3. On a combined basis, certain investments in two portfolio companies of approximately $24MM, or approximately 0.5% of total investments at amortized cost. Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. SLIC's annualized non-accruals round to 0.0% from 0.044%.
4. For this purpose, "middle-market companies" refers to investments that were privately or directly originated, in contrast with broadly syndicated loans.
5. Calculated as a percentage of total fair value.

Morgan Stanley | Private Credit 6

7 Asset Based Facilities Unsecured Note Corporate Revolver Improved Leverage & Funding Profile PIF SLIC Combined Total Committed Debt ($MM) $2,795 $900 $3,695 Total Funded Debt ($MM) $1,108 $603 $2,274 Available Capacity ($MM) $1,686 $297 $1,421 Weighted Avg. Cost of Debt (%)(1) 8.9% 7.8% 8.2% Net Asset Value ($MM) $2,694 $563 $2,694 Leverage Ratio (x)(2) 0.41x 1.07x 0.84x Funding Mix 100% 2 As of March 31, 2024. 1. Reflects average interest rate (excluding unused fees and financing costs) on outstanding borrowings for the quarter. 2. Leverage ratio represents debt to NAV as of March 31, 2024. • PIF’s leverage ratio to increase meaningfully, from 0.41x to 0.84x, on a pro forma basis • Transaction is expected to result in a more efficient use of leverage and reduce its cost of debt • PIF is expected to maintain significant liquidity, with $1.4Bn of borrowing capacity, after accounting for the Transaction 80% 20% 48% 39% 13%

8 Leverage Ratio Weighted Avg. Cost of Debt Operating Expenses / Total Interest Income Expected to be Accretive to PIF’s Return Profile ~150bps Improvement in Net Investment Income Yield on NAV(1) 3 • As a result of the increase in leverage—and reduction in the blended cost of debt—PIF’s net investment income returns could improve meaningfully As of March 31, 2024. 1. On a pro forma basis.

9 Summary Return Accretion Increased Scale & Diversification Improved Leverage & Funding Profile 1 2 3

10 Frequently Asked Questions Why am I receiving this notice? North Haven Private Income Fund is providing these materials to make its members aware of PIF’s acquisition of SL Investment Corp, announced on May 28, 2024. When do you expect to complete the Transaction? The Transaction was approved by each Board of Directors of PIF and SLIC on May 28, 2024, and is anticipated to close during the third quarter of calendar year 2024, subject to customary closing conditions, including among other things the requisite vote of SLIC shareholders. Who is responsible for paying any expenses related to completing the Transaction? As disclosed in the Merger Agreement, all fees and expenses incurred in connection with the Transaction will be equally borne by both SLIC and PIF with exception of any direct expenses borne by them. What price is PIF paying for the SLIC stock? The purchase price that PIF will pay the SLIC shareholders will be equivalent to the then-current net asset value (“NAV”) per share of SLIC common stock, which will be calculated within two days of the Transaction closing. The Board of Directors of each BDC will approve the price. Is the Transaction expected to be taxable to PIF investors? No, the Transaction would not be expected to have a tax consequence for PIF’s investors. Does the timing of the transaction have any impact on the subscription closings or tender process? No, the subscription scheduled for June 1, 2024 is expected to close as scheduled and the current tender process is expected to conclude as scheduled on June 8, 2024. Is any action required for investors of PIF at this time? No, no action is required for investors of PIF at this time. Where can I find more information on the SLIC portfolio? More information regarding the SLIC portfolio can be found in its most recent 10-Q for the quarter-ended March 31, 2024, filed with the SEC.